                      AGREEMENT




                        BETWEEN




               CONCORD ELECTRIC COMPANY

                          AND



                 LOCAL UNION NO. 1837
               INTERNATIONAL BROTHERHOOD
                 OF ELECTRICAL WORKERS




           JUNE 1, 1994 through MAY 31, 1997

INDEX

Article Section              Subject            Page
                                                Nos.
              PREAMBLE                           3
  1           RECOGNITION OF UNION AND           4
              SECURITY
         1.1    Recognition of Union             4
         1.2    Union Security                   4
         1.3    Payroll Deduction for Union      4
              Dues
  2           CREDIT UNION AND THRIFT/SAVING     5
              PLAN
         2.1    Credit Union                     5
         2.2    401K Plan                        5
  3           WAGES AND HOURS                    5
         3.1    Hours of Work and Premium Pay    5
         3.2    Hourly Premium                   7
         3.3    Minimum Pay for Employees        7
                Called In                        7
         3.4    Holidays                         8
         3.5    Vacations                        9
         3.6    Assignments of Overtime Work     11
         3.7    Temporary Up-Grading             12
         3.8    Inclement Weather                12
         3.9    Rubber Gloving                   13
        3.10    Employee Purchasing              13
        3.11    Equipment Provided by Company    13
        3.12    Rest Period                      14
        3.13    Military Leave                   15
        3.14    Stand-by                         15
        3.15    Pay When Away From Home          16
              Overnight
        3.16    Leave of Absence for Personal    16
              Reasons
        3.17    Absence Due to Death in the      17
              Family
        3.18    Tempory Assignments Outside of   17
              the
                Company's Service Area
        3.19    Utility Lineworker I             18
  4           ANSWERING SERVICE                  18
  5           RETIREMENT PLAN                    18
  6           GROUP INSURANCE                    19
  7           PROMOTIONS, DEMOTIONS, AND         19
              FURLOUGHS
         7.1    Promotions                       19
         7.2    Temporary Assignment             21
         7.3    Retrogression                    21
         7.4    Termination Pay                  22
  8           CONTRATING CREWS                   22
  9           SUSPENSION AND DISCHARGES          23


  10          NO STRIKES OR LOCKOUTS             23
  11          ADJUSTMENTS OR DISPUTES AND
              GRIEVANCES AND ARBITRATION         24
  12          NOTICE AND REQUESTS                25
        12.1    Mailing Requirements             25
        12.2    Bulletin Boards                  26
  13          WAGE AND WORK AGREEMENT            26
  14          DISABILITY BENEFITS AND SAFETY     26
        14.1    Sick Pay                         26
        14.2    Worker's Compensation            27
        14.3    Safety                           27
  15          CONSOLIDATION OR MERGER            27
  16          NO DISCRIMINATION                  28
  17          DATE AND TERM                      28
              --TERMINATION-AMENDMENT
        17.1    Effective Date and Term          28
        17.2    Negotiations-Charges or          28
              Termination
        17.3    Amending Agreement During Term   29
              RETIREMENT PLAN                    31
              GROUP INSURANCE                    37
              WORKING MUTUAL AGREEMENT           40
              SCHEDULE OF WAGES                  41
              DUES DEDUCTION                     42

                       PREAMBLE


     AGREEMENT made and entered into this 1st day of June, 1994 and between CONCORD ELECTRIC COMPANY, a New
Hampshire corporation hereinafter referred to as the "Company," and Local Union No. 1837 of INTERNATIONAL
BROTHERHOOD OF ELECTRICAL WORKERS and the EMPLOYEES  OF
THE COMPANY who have designated Local Union No. 1837 of the International Brotherhood of Electrical Workers to act for them as their collective bargaining agent, all hereinafter referred to as the "Union."

     WHEREAS, the Union represents a majority of the
employees of the Company in the Line Department,  Meter
Department,  Service  Center     (Station   Attendants,
Maintenance Workers, Stock Clerks and Operation  Office
Clerk only), and Meter Readers, and has been designated
by said majority to be the exclusive representative  of
all employees of the said departments  for the  purpose
of collective bargaining in  respect to  rates of  pay,
wages,   hours  of   work  and   other  conditions   of
employment, and

     WHEREAS, both the Company and the Union desire to
promote harmony and efficiency in the working forces so
that the employees and  the Company  may obtain  mutual
economic  advantages consistent  with the  duty of  the
Company, as a public utility, at all  times to  provide
an  adequate  and  uninterrupted  supply  of   electric
service in the territory and communities which it serves.

     NOW THEREFORE, in consideration of the mutual covenants and Agreements hereinafter set forth, it is agreed as follows:


                       ARTICLE 1
                 RECOGNITION OF UNION
                  AND UNION SECURITY

1.1  Recognition of Union
        The  Company  recognizes  the Union  to be  the

     exclusive representative of all  employees in  the

     Line Department, Meter Department, Service  Center

     (Station  Attendants,  Maintenance Workers,  Stock

     Clerks, and Operation Office Clerk only) and Meter

     Readers  holding the  positions set  forth on  the

     attached "Schedule of Wages," for  the purpose  of

     collective bargaining.

1.2  Union Security
        All employees who are at present members of the

     Union  or may  hereinafter become  members of  the

     Union shall remain members in good standing in the

     Union  during  the  term  of this  agreement as  a

     condition of their employment by the Company.  New

     employees  covered  by  this  agreement  shall  be

     required to apply for membership in  the Union  at

     the end of one hundred  and twenty  (120) days  of

     continuous employment and remain  members in  good

     standing  of  the Union  as a  condition of  their

     continued  employment  during  the  term  of  this

     agreement, and the Union agrees to accept such new

     employees  into   membership  in   the  Union   in

     accordance with its By-Laws.  The term "member  in

     good standing" is understood to be a Union  member

     whose dues are paid in accordance with the By-Laws

     and Constitution of the Union.

1.3  Payroll Deduction for Union Dues
        The  Company  agrees  to  make  weekly  payroll

     deductions   for   Union    dues   upon    written

     authorization of employees who  are Union  members

     with their  signatures properly  witnessed and  to

     forward  monthly the  amounts so  deducted to  the

     Union.  (Exhibit B)


                       ARTICLE 2
           CREDIT UNION & THRIFT/SAVING PLAN
2.1  Credit Union
        The Company agrees to  make payroll  deductions

     for payments  to a  duly-established Credit  Union

     upon  written authorization  by regular  employees

     and  to  forward the  amounts so  deducted to  the

     Credit Union in accordance with such authority.

2.2  401K Plan
        Employees may participate in the Company's 401K

     Plan.    The  Company  agrees   to  make   payroll

     deductions  for payments  to the  duly-established

     401K Plan  upon written  authorization by  regular

     employees and to forward the  amounts so  deducted

     to  the  401K   Plan  in   accordance  with   such

     authority.


                       ARTICLE 3
                    WAGES AND HOURS
3.1  Hours of Work and Premium Pay
     (a)  For all employees the normal work week shall

          consist  of  forty (40)  hours worked  Monday

          through Friday, and the normal workday  shall

          consist of eight (8) hours worked from 7 a.m.

          to 3 p.m. except  the workday  for the  meter

          order truck operator (s) which shall be  from

          9  a.m.  to  5  p.m.;  the  evening   Station

          Attendant which shall be  from 3  p.m. to  11

          p.m.; and Meter Readers which shall be from 8

          a.m. to  4 p.m.;  Utility Maintenance  Worker

          which  shall  be  from  1  p.m.  to  9  p.m.;

          Operation Office Clerk which shall be from  8

          a.m. to 5  p.m. with one (1) hour for  lunch;

          and Utility Lineworker I, Tuesday, Wednesday,

          Thursday, Friday and  Saturday 3  p.m. to  11

          p.m.  It is understood that  these times  may

          be  changed  by  mutual   agreement  of   the

          parties.  Time and one-half shall be paid  to

          all employees  for all  hours worked  outside
          the   normal  workday   except  Sundays   and

          holidays which shall be double time.

     (b)  For Station Attendants, the normal work week

          shall consist of  forty (40)   hours,  Monday

          through Friday, and the normal workday  shall

          consist of (8)  consecutive hours worked in a

          twenty-four hour period  commencing with  the

          beginning   of   the   employee's   regularly

          scheduled  hours.   Station Attendants  shall

          receive  time  and  one-half  for  all  hours

          worked in excess of eight (8) in any  workday

          or  forty  (40)  in any  one week;  provided,

          however,   that   if   a  Station   Attendant

          voluntarily  works  two work  schedules in  a

          single workday or mutually agrees to work two

          consecutive  work  schedules,  straight  time

          only  shall  be  paid  for  the  second  work

          schedule.

     (c)  A Station Attendant required to work on

          either the first or second  of his  regularly

          scheduled consecutive days off shall be  paid

          at time and one-half his normal  rate of  pay

          for work on the first day,  and at  two (2)

          times his normal rate of pay for work on  the

          second day.  Premium pay will not be paid  to

          an employee who is  absent from  work on  the

          scheduled day  for which  such premium  would

          have been payable.

     (d)  The Union agrees that the Station Attendants

          may be trained by the Company by the  trading

          of work schedules for short  periods of  time

          not to  exceed one  week of  duration.   Upon

          mutual   agreement  between   them  and   the

          Company,  Station  Attendants  who desire  to

          trade work schedules will be permitted to  do

          so temporarily  from time  to time,  provided

          that such temporary interchange is  completed

          within a  payroll week  so that  it does  not

          lead to or require the payment of overtime.

     (e)  Nothing in this provision shall be

          interpreted to interfere  with the  Company's

          right to temporarily  assign work,  including
          the right to temporarily assign employees  to

          perform work  on an  emergency basis  outside

          their normally scheduled hours.  The  Company

          shall provide as much notice  as possible  in

          the event it implements this section.

     (f)  The hours for the meter order truck

          operator(s) may  be changed  to 7  a.m. to  3

          p.m. for the days that the Utility Lineworker

          I shift is covered.  For all other times, the

          meter order truck operator(s)  hours will  be

          per 3.1(a).

     (g)  The hourly rate for the Utility Lineworkers I

          and for Lineworkers I temporarily filling the

          position of Utility  Lineworker I  is set  by

          adding  forty ($.40)  cents per  hour to  the

          Lineworkers I hourly rate.

3.2  Hourly Premium
        The Station Attendant  required to  work the  3

     p.m. to 11 p.m. schedule  shall receive  a forty

     ($.40) cent per hour premium.

3.3  Minimum Pay for Employees Called In
        When an employee is called in  to work  outside

     his  regularly  scheduled  work  hours,  he  shall

     receive a minimum amount of pay as provided in the

     two following paragraphs:

     (a)  All Workers:  If he reports during the period

          beginning  one  hour  before  his   scheduled

          starting time in  the morning  and ending  17

          hours  thereafter,  an amount  equal to  four

          hours  straight-time  pay;   if  he   reports

          outside  the  above-stated  time  period,  an

          amount equal to six hours straight-time pay.

          If he reports on a day during which he is not

          regularly scheduled to work, he shall receive

          minimum  pay  in  accordance  with  the  time

          periods in the preceding sentence.

     (b)  An employee who is required to continue

          working  after  his  scheduled quitting  time

          shall not receive minimum pay under paragraph

          (a).   An  employee who  reported during  the

          period of one hour immediately preceding  his

          scheduled  starting  time  shall not  receive

          minimum pay under paragraph (a) if he remains

          on  duty  continuously  until  his  scheduled

          starting  time,  but shall  receive time  and

          one-half for such period.  In computing hours

          worked, time shall begin immediately when  he

          reports  at his  station and  shall end  when

          relieved   from  duty   upon  completion   of

          emergency work.

3.4  Holidays

        The  following  days  shall  be  recognized  as

                    Holidays:

NEW YEAR'S DAY                 COLUMBUS DAY
WASHINGTON'S BIRTHDAY          FLOATING HOLIDAY (See Sec. 3.4(h)
                                                 & Sec. 3.5 (f()
CIVIL RIGHT'S DAY
VETERANS DAY                   MEMORIAL DAY
THANKSGIVING DAY               INDEPENDENCE DAY
DAY AFTER THANKSGIVING         FLOATING HOLIDAY       (See Sec 3.5 (f))
CHRISTMAS                      LABOR DAY

     (a)  As used in this section, the word "Holiday"

          means  the  above-named holidays  or the  day

          upon which they are celebrated.  If a holiday

          falls on Sunday, but is celebrated on Monday,

          Monday shall be deemed the holiday.

     (b)  As used in this section, "Holiday Pay"  means

          eight  hours  pay at  the employee's  regular

          straight-time rate of pay.

     (c)  If a holiday falls on a day on which an

          employee is regularly scheduled  to work  and

          he does not work because of  the holiday,  he

          shall receive the amount of pay he would have

          received  if  he  had   worked  his   regular

          schedule  of hours  on that  day without  its

          being a holiday.

     (d)  If a holiday falls on one of the first five

          days that an employee is regularly  scheduled

          to  work  during  a  payroll  week, he  shall

          receive Holiday Pay plus double time for each

          hour worked.

     (e)  If a holiday falls on a day on which an

          employee is not regularly  scheduled to  work

          and he is called in to work on such a day, he

          shall receive Holiday Pay plus two times  his

          straight-time  rate  for  each  of the  first

          eight  hours  worked  and  three  times   his

          straight  time  rate  for  each  hour  worked

          beyond eight.

     (f)  If a holiday falls on a day on which an

          employee is not regularly  scheduled to  work

          and he does not work  on such  a holiday,  he

          shall  receive  Holiday  Pay  or  by   mutual

          agreement a day off in lieu  of such  Holiday

          Pay;  provided,  however,  that  the  Company

          shall   have   no  obligation   to  grant   a

          particular day off  if the  granting of  such

          day off would require  the Company  to pay  a

          premium rate of  pay to  another employee  to

          fill in for the employee taking the day off.

     (g)  The above-described holiday allowances are

          available only to employees  who have  worked

          their  last-scheduled   workday  before   the

          holiday and the first-scheduled workday after

          the holiday, unless the employee's absence is

          for a justifiable reason as determined by the

          Company.

     (h)  1994 will be the last year N.H. Election Day

          (Biennial) is to  be considered  a holiday.

          Starting in 1995, a Floating Holiday will  be

          given  each  year  that  there  is  a  N.  H.

          Election Day, to be taken  between January  1

          and June 1 of that year, subject to the  same

          provisions of this  Agreement   as any  other

          designated  holiday, and  subject to  Section

          3.5(f).

3.5  Vacations
     (a)  Employees shall be granted vacations with pay

          at  the  employee's regular  rate based  upon

          their  years  of  continuous  service.     An

          employee  who  has  completed  at  least  six

          months,  but  less  than  twelve  months,  of

          continuous service  in the  calendar year  of

          his  employment  shall  be  entitled  to  one

          week's vacation  (5 working  days) with  pay,

          plus  one additional  day with  pay for  each

          full month worked  in excess  of six  months,

          the  total vacation  not to  exceed ten  full

          days in that  calendar year.   Employees  who

          are active members of  the Union  on May  31,

          1994, and who have completed one year or more
          of  continuous  service by  said date,  shall

          receive  vacation  in  accordance  with   the

          following schedule:



Years of Continuous
Service               Amount of Vacation

1 Year                    2 Weeks
5 Years                   3 Weeks
10 Years                  4 Weeks
15 Years                  5 Weeks
20 Years                  5 Weeks plus 1 day
21 Years                  5 Weeks plus 2 day
22 Years                  5 Weeks plus 3 day
23 Years                  5 Weeks plus 4 day
24 Years                  6 Weeks

       Employees who join the Union after May 31, 1994, and who have completed one year or more of continuous service shall receive vacation in accordance with the following schedule:

Years of Continuous
Service             Amount of Vacation
1 Year                   2 Weeks
5 Years                  3 Weeks
10 Years                 4 Weeks
18 Years                 5 Weeks

     (b)  In order to be eligible for full vacation pay

          in the following calendar  year, an  employee

          must have worked in at least twenty-six  (26)

          different  work  weeks  during the  fifty-two

          (52)  week period  immediately preceding  the

          employee's anniversary date.   Employees  who

          work in less than  twenty-six (26)  different

          work-weeks shall have their vacation  reduced

          on a proportional basis.

     (c)  Vacations shall be without duplication, shall

          not be cumulative from year to year and shall

          be taken during each calendar  year at  times

          or from time to time appointed by the Company

          after  consideration of  the requirements  of

          the     Company's    business,     employees'

          preferences,  and   preferential  rights   of

          employees with the longest length of service.

     (d)  If a holiday, as defined in Section 3.4

          above,  shall  fall   within  an   employee's

          vacation  period,  the   employee  shall   be

          entitled to an  extra day's  vacation or  the

          normal day's pay he would have received  were

          he not  on vacation  at the  election of  the

          Company;  if  the  Company  elects the  extra

          day's vacation it shall  be taken  at a  time

          designated by the Company.

     (e)  Each employee shall have the right during the

          period  from January  1 through  April 30  of

          each year to express in writing his desire as

          to the scheduling of his vacation.  Length of

          continuous service shall govern the order  in

          which such preferences shall be considered.

     (f)  Unscheduled vacation days available to an

          employee and an  employee's floating  holiday

          may only be taken upon forty-eight (48) hours

          advance request,  unless in  the judgment  of

          the  Company  the work  schedule will  permit

          lesser advance notice.

     (g)  A request for vacation in excess of two (2)

          weeks  will  be considered  on an  individual

          basis;  taking  into  account  the  Company's

          operating  requirements.    An employee  will

          receive   written   confirmation   of   their

          vacation   approval   or   denial  within   a

          reasonable time from request.

3.6  Assignment of Overtime Work
        When   practicable,  overtime   work  will   be

     distributed  equally  among all  employees of  the

     department  concerned.   Men assigned  to work  on

     planned  weekend  overtime  will  be  notified  on

     Thursday  as  to  the hours  to be  worked.   Work

     schedule will be confirmed at that time.   In  the

     event that the planned overtime has to be canceled

     because  of  bad  weather  or  other  causes,  the

     Company will pay a minimum of three hours at  time

     and one-half when it is not possible to provide an

     equal number of hours  of inside  work.   Stand-by
     men  will  not  be  automatically  excluded   from

     participation   in   planned    jobs,   but    the

     determination to include or exclude a stand-by man

     from  a  given  planned  job  will   be  made   by

     management in a reasonable and consistent manner.

     It is understood and  agreed that  the Union  will

     cooperate  fully  in  the  implementation of  this

     Section.

3.7  Temporary Up-Grading
        When an employee is temporarily  assigned to  a

     higher  wage classification  for a  period of  two

     hours or more, he shall receive the rate for  such

     classification  provided under  Schedule of  Wages

     attached.

        Whenever a Lineworker I is put in  charge of  a

     line crew of  one or  more other  employees for  a

     period of two hours or more, he shall receive  the

     rate  of pay  of a  Working Foreman  and shall  be

     entitled to said rate of pay if the crew does  not

     do outdoor work due to inclement weather.

3.8  Inclement Weather
        Except  in  cases  of  necessity or  emergency,

     employees shall not be required to do outdoor work

     when  heat, cold,  rain, snow,  wind, humidity  or

     other inclement weather conditions make such  work

     unsafe.

        The  Operations  Manager,  or a  representative

     designated by him, will determine  whether or  not

     the  weather conditions  are such  that the  crews

     will  be  sent  into  the  field  consistent  with

     safety.   In the  field, the  Working Foreman  (or

     Foreman) of the crew shall make the decision as to

     whether  or  not  his  crew  shall  stop  work.

     Employees shall not lose any  regular pay  because

     of  failure  to  work  outdoors  due to  inclement

     weather.  Meter Readers  will not  be required  to

     read meters during heavy snow or sleet  or in  any

     severe   weather   conditions   which   would   be

     considered  detrimental  to  the  safety  of   the

     employee.    The  Company's  decision shall,  upon

     written complaint  filed with  the Company  within
     five  days,  be  subject  to  the  grievance   and

     arbitration provision of this Agreement.

3.9  Rubber Gloving
        As of June 1, 1991, the Company  may adopt  the

     practice  of  rubber  gloving voltages  up to  and

     including 34.5 KV in line work.   Any employee

     classified as Lineworker I, II, or III as of  June

     1, 1991,  shall not  be required  to rubber  glove

     voltages in excess of 15 KV.   To  the extent  the

     Company  requires  rubber   gloving  of   voltages

     between  15  KV  and 34.5  KV, the  work shall  be

     carried out by volunteers within  the Company  who

     have  achieved  Lineworker  I  status   or  by   a

     Lineworker I who is hired after June 1, 1991.

        Lineworkers who were employees  of the  Company

     as of June 1, 1991 who volunteer for  the 34.5  KV

     rubber gloving program  shall have  the option  of

     leaving the program within one year  from the  day

     they volunteer, after  the program  goes online.

     The Company upon receipt of written notice of that

     employee's  intent  to  leave the  34.5 KV  rubber

     gloving program, will reassign that Lineworker  to

     the  position  held  before entering  the 34.5  KV

     rubber gloving program within (30) days.

        It  has been  further agreed  that the  Company

     will  confer  with  the  Union  with  respect   to

     appropriate  safety  rules   for  rubber   gloving

     voltages up to and including 34.5 KV in line work.

3.10 Employee Purchasing
        The Company agrees to  maintain uniform  policy

     in relation to purchase of merchandise by  regular

     employees.

3.11 Equipment Provided by Company
        The Company shall  provide Linemen's  equipment

     consisting of  climbing spurs,  pads, and  straps,

     body belts and safety straps, pliers,  connectors,

     skinning   knives,   leather  gloves,   adjustable

     wrenches, rules and screwdrivers, and  replacement

     and  renewals  thereof.   All linemen's  equipment

     shall be and remain the property of the Company.

     When renewals or replacements  are requested,  the

     old  equipment  must  be  turned  in  or its  loss
     satisfactorily explained.  All linemen's equipment

     shall be left on the property of the Company  when

     not in use.  The Company  shall provide  coveralls

     for  use  in  painting  or  other  jobs  requiring

     clothing protection, which shall be  kept at  such

     places on the  Company's property  as the  Company

     decides.

3.12 Rest Period
        If an employee is required to work sixteen (16)

     or more consecutive hours,  he will  be allowed  a

     period of eight (8) hours off before returning  to

     work  unless an  emergency arises  which makes  it

     necessary for the Company to call him back to work

     before  the  expiration  of  the  eight  (8)  hour

     period.  Any  part of  the eight  (8) hour  period

     which  extends  into  the  employee's normal  work

     schedule will be paid for at normal straight  time

     rates.

        If  an  employee  is  required  to work  beyond

     sixteen (16)  consecutive hours, he  will be  paid

     at double his straight time rate  for those  hours

     worked  beyond  sixteen  (16),  including   normal

     schedule hours worked.  Time allowed off for meals

     will  be  counted  in  determining  sixteen   (16)

     consecutive hours worked for the  purpose of  this

     Section.  If an employee is called and reports for

     work within two (2) hours of the time he went  off

     duty,  the  time off  will not  prevent the  hours

     worked   thereafter  from   being  considered   as

     consecutive with the previous hours worked.

        Employees  who  are  required  to  work  during

     unscheduled hours starting eight  hours after  the

     end of their normal work schedule  and ending  one

     hour prior to the beginning of  their normal  work

     schedule will be entitled to one hour of rest time

     for each hour  worked starting  eight hours  after

     the end of their normal work  schedule and  ending

     one hour prior to  the beginning  of their  normal

     work.    If  such  rest  time  extends  into   the

     employee's  normal  workday, no  reduction in  pay

     will be made for the hours overlapping the  normal

     workday.  Rest   time extending  into normal  work

     schedule and having a duration of two (2) hours or

     less will be taken at the  end of  the day  unless

     otherwise established by mutual  agreement.   Rest

     time  extending  into  normal  work  schedule  and

     having a duration of four  (4) hours  or less  but

     more than two (2) hours may, by mutual  agreement,

     be taken at the end rather than  the beginning  of

     the normal workday.

3.13 Military Leave
     (a)  The Company will abide by the laws of the

          United   States   with    respect   to    the

          re-employment of those of  its employees  who

          have left or will leave their employment with

          the Company to  enter upon  service with  the

          armed forces of the United States.  When such

          absence from their duties  is compulsory,  or

          results  from enlistment  in anticipation  of

          compulsory  service,  the  period of  absence

          from their duties with this Company of  those

          re-employed  under  this  Article  shall   be

          computed  as  part  of  their  total term  of

          service with the Company in determining their

          seniority,   vacation,  sickness   disability

          benefits, termination pay, and the amount  of

          retirement  pension.   The parties  interpret

          said laws as applying with equal force to all

          members of said armed  forces, including  the

          Merchant Marine regardless of  the manner  by

          which they may have become members thereof.

     (b)  The Company agrees to pay to a regular

          employee, while on National Guard or  Reserve

          annual two-week tour of duty, the  difference

          between  the  pay  from  National  Guard   or

          Reserves and the  regular pay  while at  work

          for the Company for two (2) weeks of the tour

          of duty.

3.14 Stand-By
        One qualified  Lineworker will  be assigned  to

     stand-by duty each week during the year.   A  list

     of Lineworkers will  be submitted,  by the  Union,

     one year in advance.  Any changes to this schedule

     shall be submitted, in writing, no  less than  one

     week prior to  the Lineworker  going on  stand-by,

     unless  an  emergency  situation  arises  and  the


     Lineworker  is unable  to cover.   Lineworker  and

     schedule to be approved by the Operations Manager.

        Stand-by   duty   consists   of   a   qualified

     Lineworker remaining within reach  of a  telephone

     and/or paging device for a period of  one week  so

     that an employee on stand-by duty may be  notified

     to  report  for  work  in  cases  of  emergency.

     Stand-by duty does not require any interruption of

     an employee's normal life except to the extent  of

     making arrangements so that he can  be reached  by

     telephone and/or paging device and report within a

     reasonable  driving  time  from   the  place   the

     employee normally reports for work.

        Employees  who  accept stand-by  duty shall  be

     paid fourteen (14) hours of straight time pay plus

     three (3) hours pay for  a week  which includes  a

     holiday.  The stand-by Lineworker will be provided

     with a vehicle.

3.15 Pay When Away From Home Overnight
        When  working  outside  the  Concord   Electric

     service area, employees shall  receive one  dollar

     ($1.00) per hour above their regular hourly  rate,

     or the prevailing rate for the area, whichever  is

     higher.

        The  premium shall  apply to  all hours  worked

     away from the normal work area during  the day  on

     which  the  employee  is  unable  to return  home,

     provided, however,  that the  minimum premium  pay

     for such day shall  be twelve  dollars ($12.00).

     The  one dollar  ($1.00) hourly  premium shall  be

     added to the regular straight-time rate of pay for

     determining  overtime  rates  of pay,  but for  no

     other purpose.  This premium shall not apply  when

     attending a Company sponsored training course.

3.16 Leave of Absence for Personal Reasons
        An employee after  one (1)  year of  continuous

     service may  be granted  a leave  of absence,  the

     employee must make a request in writing to his/her

     immediate  supervisor.   The request  must show  a

     reason  and  the  length  of  time  that  will  be

     required.


        Requests   for   leave  of   absence  will   be

     considered  if  the  employee has  used all  their

     vacation in that calendar year.  A request will be

     considered  on  an individual  basis; taking  into

     account  the  reason,  service  record,  and   the

     Company's operating requirements.

        Leaves  of  absence are  normally without  pay,

     however, insured  benefits may  be continued  only

     through special arrangement.

        Time  spent  on  leave  of  absence  shall   be

     included  in  determining  length  of service  for

     seniority purposes only.

3.17 Absence Due to Death in the Family
        In  the  event  of  death  of a  member of  the

     immediate family of an employee, the Company  will

     grant reasonable time off without  loss of  normal

     straight time compensation for all scheduled  work

     days,  up  to  three  (3)  consecutive   workdays,

     falling within the period from the  date of  death

     through the date of  the funeral.   The  immediate

     family  is  defined  as  wife, husband,  children,

     sister,  brother, parents,  parents-in-law, or  in

     the immediate household.  For other members of the

     family,  grandparents,  grandchildren,  aunts  and

     uncles, one (1) day without  loss of  pay will  be

     granted if the funeral is held on a scheduled work

     day.

        When   there  are   unusual  circumstances   in

     individual cases, time off without loss of pay may

     be   granted   subject   to   the  discretion   of

     management.

3.18 Temporary Assignments Outside of the Company's
Service Area
        Work Assignments with utilities outside of  the

     Company's service area are  voluntary except  when

     the utility is an affiliate of UNITIL Corporation.

       If adequate  volunteers cannot  be obtained  for

     work assignments at UNITIL  affiliates,  personnel

     will  be  assigned  with  forty-eight  (48)  hours

     notice, except in cases of emergency.

        Employees will be paid for travel time external

     of the eight hour day at the appropriate  overtime

     rate for all planned work.  The  "Minimum Pay  for

     Employees Called In", Section 3.3 in the Contract,

     will not apply. Transportation will be provided if

     requested.  The rate of pay shall be in accordance

     with this agreement or the  prevailing wage  where

     they are assigned, which ever is higher.

        If an employee works outside  the service  area

     and is required  to stay  overnight, Section  3.15

     "Pay When Away From Home Overnight"  will apply.

     The employee will be paid the same as when working

     within the service area except that straight  time

     rates will be paid for rest time.

        This provision  does not  apply to  assignments

     classed  as  nonworking   (examples:     training,

     schools, meetings, etc.).

3.19 Utility Lineworker I
        As of June 1, 1994, the Company  will create  a

     Utility  Lineworker  I  position.    Any  employee

     classified as Lineworker I, II or III  as of  June

     1,  1994,  shall  not  be  required  to cover  the

     position  or hours  of the  Utility Lineworker  I,

     unless voluntary or  unless an  employee bids  for

     the position.



                       ARTICLE 4
                   ANSWERING SERVICE
        The Company reserves  the right  to provide  an

     outside telephone answering service for the  hours

     of 11 p.m. to 7 a.m., Monday  through Friday;  and

     from  11  p.m.  Friday  to  7 a.m.  Monday and  on

     holidays observed by the Company.



                       ARTICLE 5
                    RETIREMENT PLAN
        During the effective period of this  Agreement,

     the  Company  will  pay  retirement  benefits   in

     accordance with the UNITIL Corporation  Retirement

     Plan, effective January 1,  1985, the  appropriate

     details of which are attached hereto and contained
     in the Company publication Employee Benefit  Book,

     a copy of which will be provided to all  employees

     covered by this Agreement and to the Local  Union,

     all of which are incorporated herein by reference.

      An employee may retire at a  reduced Schedule  of

     benefits prior to  Normal Retirement  Date of  age

     65, as will  be stipulated  in the  aforementioned

     benefits  booklet.    The Company  agrees that  no

     change in the retirement plan will be made without

     prior notification to the Union.



                       ARTICLE 6
                    GROUP INSURANCE
        During the effective period of this  Agreement,

     the   Company   will   maintain  group   insurance

     coverages as follows:

        (a)    Life,   (b)    Accidental   Death    and

     Dismemberment,   (c)    Dental,   (d)    Hospital,

     Diagnostic   Laboratory   and  X-Ray   Examination

     Expense, Surgical, Medical, and (e) Major  Medical

     and agrees that no change in  the group  insurance

     plan will be  made without  prior notification  to

     the Union.  Appropriate  details of  the terms  of

     existing   contracts  are   attached  hereto   and

     contained  in  the  Company  publication  Employee

     Benefit Book, a copy of which will be provided  to

     all employees covered by this Agreement and to the

     Local Union, all of which are incorporated  herein

     by  reference.  The  cost  of  the foresaid  group

     insurance coverages is to be paid by the Company.


                       ARTICLE 7
                      PROMOTIONS,
                DEMOTIONS AND FURLOUGHS
7.1  Promotions
        Selection of regular employees for promotion or

     advancement  within  the   bargaining  unit,   for

     demotion for furloughing because of a reduction in
     forces,  shall  be based  upon qualifications  and

     seniority.  If the employee is  qualified for  the

     job  in  cases  of   promotion,  advancement   and

     demotion,  seniority  shall  govern. An  employees

     un-bridged  Union  seniority  and   qualifications

     shall govern in cases of furloughing and bumping.

     The Union and the Company recognize that it may be

     necessary to make exceptions in the application of

     the  foregoing  seniority  provisions  by   mutual

     agreement in order to  insure efficient  operation

     of the Company's business.   The determination  by

     the Company as to qualifications for promotions to

     supervisory  positions  shall  not  be subject  to

     arbitration under Article 11.

        If and when there is an addition  in forces  in

     any   department   covered   by  this   Agreement,

     employees  who  have  been  furloughed  from  such

     department shall  be given  preference over  other

     persons, and  employees who  have been  furloughed

     from  any   other  department   covered  by   this

     Agreement shall be given  preference over  persons

     not formerly in the employ of the  Company, if  in

     either case they are qualified as provided in this

     Article.

        When  a  vacancy  or  the  creation  of  a  new

     position necessitates promotion of an employee  or

     the hiring of a  new employee,  the Company  shall

     post  notices  at  locations  accessible  to   the

     employees, such notices to remain  posted for  ten

     (10) calendar  days, within  which time  employees

     may apply in writing to the supervisor or official

     of the Company designated in the notice.   If  the

     Company decides not to fill a vacancy, it will  so

     notify the Union within two (2) weeks of the  date

     of  vacancy;  if  the  Company decides  to fill  a

     vacancy it will post notices within two (2)  weeks

     of the date the vacancy occurs.  The notices shall

     set forth the classification of the position to be

     filled, an outline of  the duties,  the hours  and

     days of work, the ultimate wage rate, the date  on

     which the notice is posted, and the  last day  for

     filing applications.  Applicants who have  special
     qualifications shall describe such  qualifications

     briefly in their application.

        When an employee is promoted or transferred  to

     another position but fails to qualify, he shall be

     reassigned to the class from which he was promoted

     or transferred.   If the  Company determines  that

     the employee is qualified to perform  the work  in

     the class to which he was promoted or transferred,

     but the employee desires to return to his previous

     class of work, the Company shall not reassign  him

     until there is a vacancy in such previous class.

7.2  Temporary Assignment
        The Company may assign anyone to fill a vacancy

     or new position temporarily,  pending the  posting

     of notices and the consideration of applications.

        The Company may also assign  anyone to  perform

     temporary work or  to replace  an absent  employee

     without regard to the foregoing provisions of this

     Article.

7.3  Retrogression
        If   a  regular   full-time  employee   becomes

     partially  incapacitated  by  reason  of  age   or

     non-compensable disability and thus  is unable  to

     perform   fully    the   duties    of   his    job

     classification,  the Company will endeavor to find

     him  other  work  by  placing him  in the  highest

     classification in which he is able to perform  the

     work assigned and in which there  is an  available

     opening.  The employee shall be given a reasonable

     opportunity for training to fill an available  job

     which  carries a  rate of  pay more  equal to  his

     original  rate, and  if he  becomes qualified  for

     such  available  job he  shall be  placed in  that

     classification.  An  assignment  made  under  this

     paragraph  shall  continue  until  the  employee's

     normal retirement date, provided  that he  remains

     qualified to perform  the duties  required of  his

     job  classification.     During   the  period   of

     assignment under this paragraph employees shall be

     paid at the maximum rate for the classification to

     which they are assigned, except that employees who
     have  completed  ten   (10)  or   more  years   of

     continuous service at the time of assignment shall

     be  paid  not less  than the  percentage of  their

     former rates indicated below,  such percentage  to

     remain the same for the balance of each employee's

     active  employment.   When  the rates  of pay  are

     adjusted by a general  wage adjustment,  employees

     so classified will receive an adjustment in pay in

     the  amount  by which  the employees  retrogressed

     classification is adjusted.

 Years of Service
   At Tiime of       Percentage
    Assignment
    25 or more          100%
      20-24             95%
      15-19             85%
      10-14             75%
The provisions of the foregoing paragraph shall not impair the right of the Company to require an employee to retire under the Company's Retirement Plan.
7.4  Termination Pay
        If an employee's employment with the Company is

     terminated  due  to  a  reduction  in  work  force

     resulting  from automation  or the  closing of  an

     operation,  he shall,  unless he  is retired  with

     pension  benefits  under the  Retirement Plan,  be

     entitled to receive one  week's pay  for each  six

     months  (calculated  to  the  nearest  six   month

     period)  of  service with  the Company,  provided,

     however,  that an  employee receiving  termination

     pay shall not be entitled to be rehired under  the

     provisions of the second paragraph of Section  7.1

     of this Article.



                       ARTICLE 8
                   CONTRACTING CREWS
        The Company shall not  use outside  contracting

     or affiliate companies to  perform work  regularly

     done by its regular employees if so doing would

     result in any regular employee being  laid off  or

     transferred to another job.   This provision  does
     not preclude contractor crews from performing work

     during emergencies and during  times when  Company

     employees are not immediately available.



                       ARTICLE 9
               SUSPENSION AND DISCHARGES

        Upon written request of the  Union made  within

     seven days from the  date upon  which an  employee

     has  been  suspended  or  discharged, the  Company

     shall grant a hearing to the  employee involved.

     Upon receipt of the foregoing request in  writing,

     the Company will inform  the Union  of the  reason

     for the suspension or discharge.  The hearing will

     be conducted by  the department  head or  superior

     officer  of the  Company, and  if exonerated,  the

     employee will be reinstated without prejudice  and

     compensated for loss in wages.  The hearing  shall

     be  conducted  in  accordance with  the method  of

     adjusting  grievances  as provided  in Article  11

     herein.



                      ARTICLE 10
                NO STRIKES OR LOCKOUTS
        The Union agrees that it will  not authorize  a

     strike or work  stoppage, and  the Company  agrees

     that it will not engage in a  lockout, because  of

     disputes over matters relating to this Agreement.

     The Union further agrees that it  will take  every

     reasonable means which  are within  its powers  to

     induce  employees  engaged  in  a  strike or  work

     stoppage in violation of this Agreement to  return

     to work.  There shall be no responsibility on  the

     part of the Union,  its officers,  representatives

     or   affiliates,   for   any   strike   or   other

     interruption of work unless specifically  provided

     in this paragraph.

                      ARTICLE 11
                ADJUSTMENTS OF DISPUTES
            AND GRIEVANCES AND ARBITRATION
        Any  dispute  or grievance  arising during  the

     term of this  Agreement relating  to the  meaning,

     interpretation,  construction  or  application  of

     this Agreement shall be settled  in the  following

     manner:

        STEP 1. The specific details of the dispute  or

     grievance  shall  be  submitted  to an  authorized

     representative of the other  party promptly  after

     the occurrence of the  facts giving  rise to  such

     dispute or grievance.

        STEP 2. The dispute or grievance may be settled

     by     agreement     between    the     authorized

     representatives of  both parties.   The  resultant

     agreement or failure to agree shall  be stated  in

     writing by the party first notified  to the  party

     who  submitted  the  dispute  or grievance  within

     fifteen (15) working days of the date of  original

     submission.

        STEP 3. If the grievance is not settled in Step

     2, either party  may, within  thirty (30)  working

     days of the decision rendered in Step 2, appeal in

     writing for a decision by the  Vice President  and

     General Manager of  the Company  and the  Business

     Manager   of   the   Union,   or   representatives

     designated    by   them.       An    international

     representative of IBEW may be present at this step

     of  the  grievance  procedure only  to assist  the

     local union.  They shall render their agreement or

     failure to agree  in writing  within fifteen  (15)

     working days of the date of the appeal  to them.

     The time limits specified in the first three steps

     hereof, may be extended by mutual agreement of the

     parties involved.

        STEP 4. ARBITRATION.   If the  Company and  the

     Union are unable to settle a dispute or  grievance

     as above provided, the dispute or grievance may be

     referred  to  arbitration  by   either  party   as
     follows:  The Union  and the  Company shall  agree

     upon an arbitrator within  ten days,  but if  they

     are unable to agree upon an arbitrator within  ten

     days,  the arbitrator  shall be  appointed by  the

     American Arbitration Association.  The decision of

     the  Arbitrator  shall be  final and  conclusively

     binding  upon  the  parties.    The  services  and

     expenses of the Arbitrator shall be shared equally

     by the Company and the Union.  It  is agreed  that

     there  shall  be  no  obligation  to  arbitrate  a

     renewal  of  this  Agreement  or a  change in,  or

     supplement to, this Agreement or to arbitrate  any

     matter  not  covered  by  this  Agreement or  some

     provision thereof.  No arbitration decision  shall

     be binding beyond the life of this Agreement.

        The Operations Manager and the Chief Steward of

     the said Local Union shall meet from time to  time

     at the request of either party for the purpose  of

     discussing any matter coming within  the scope  of

     this Agreement.

        All meetings between the Operations Manager and

     the Chief Steward of the  Union shall  be held  at

     the  Company  Office  at the  convenience of  both

     parties if possible.


                      ARTICLE 12
                 NOTICES AND REQUESTS
12.1 Mailing Requirements
        Except  where  specifically provided  otherwise

     herein, all notices and requests  shall be  deemed

     to have been fully and completely  served or  made

     by  the  Company  when  sent  by  certified   mail

     addressed to the Chief Steward at his current home

     address with a copy to be  sent to  the office  of

     the Local Union,  and by  the Union  when sent  by

     certified mail to Concord Electric Company, at One

     McGuire  Street,  Concord,  New  Hampshire  03301,

     unless either party hereto shall give notice of  a

     different address at least five (5)   days  before

     any such notice or request is mailed.

12.2 Bulletin Boards
        The  Company  shall  permit  reasonable use  of

     bulletin  boards  for  posting  officially  signed

     Union bulletins.


                      ARTICLE 13
                WAGE AND WORK AGREEMENT
        The Union agrees that its  members employed  by

     the Company  will work  for the  Company upon  the

     terms, conditions and attached  wage schedule  set

     forth in this Agreement during its life.



                      ARTICLE 14
            DISABILITY BENEFITS AND SAFETY
14.1 Sick Pay
        Employees covered  by this  Agreement shall  be

     entitled to two weeks sick  pay for  each year  of

     employment  up  to  13  years  for each  unrelated

     occurrence (but  not less  than two  weeks).   The

     employee   will   also   be   entitled   to    two

     three-quarter weeks of sick pay for  each year  of

     employment up to thirteen years for each unrelated

     occurrence (not to exceed 26 weeks).

        The  Company  shall  have  the  right, in  each

     instance  in  which  an employee  claims sick  pay

     under the provision  of this  Article, to  satisfy

     itself of the fact of  sickness requiring  absence

     by  the  certificate  of  a  competent  physician,

     examination, or otherwise.

     (a)  If a holiday occurs during the full-pay

          period, while an employee is sick, extend the

          full-pay period eight  (8) hours  or one  (1)

          day, if the employee is still out sick.

     (b)  If a holiday occurs during the three-quarter

          pay  period,  the  employee  will receive  an

          extra three-quarter day's pay at  the end  of

          the three-quarter pay period if the  employee

          is still out sick.

14.2  Worker's Compensation
        Time  lost  on account  of industrial  accident

     will not  be regarded  as sickness.   The  Company

     agrees to pay, during disability due to industrial

     accidents, the  difference between  the amount  of

     compensation from Worker's  Compensation and  full

     pay for a period not to  exceed twenty-six  weeks,

     and   the   difference  between   the  amount   of

     compensation   from   Workers   Compensation   and

     three-quarter  pay  for  an additional  twenty-six

     weeks.  Said amount shall not  exceed the  regular

     take  home  pay  that  would  be  received  by  an

     individual without regard to the injury suffered.

14.3 Safety
        The Company  will continue  to make  reasonable

     regulations  for  the  safety  and  health of  its

     employees  during  their  hours  of  employment.

     Representatives of the Company and the Union shall

     meet from time to time  at the  request of  either

     party to discuss  such regulations.   The  Company

     hereby retains the right to require an employee to

     submit to a  reasonable medical  examination by  a

     physician,  who  shall  be  mutually  agreed  upon

     between the Company and the Union, if the  Company

     has  a  reasonable  belief  that  the   employee's

     physical or mental condition is placing himself or

     others in jeopardy.

     (a)  The Union shall receive copies of all

          accident reports involving injury or incident

          to their members.



                      ARTICLE 15
                CONSOLIDATION OR MERGER
        In  case  of  consolidation  or  merger of  the

     Company with any other company, or sale of all  or

     a  substantial   part  of   its  properties,   the

     provisions of the Agreement will continue to apply

     to the extent legally permissible to the employees

     covered by the terms  of this  Agreement, and  the

     Company will use its best efforts  to require  any

     other  Company  involved in  the consolidation  or

     merger  to  assume  this Agreement  to the  extent

     legally possible.



                      ARTICLE 16
                   NO DISCRIMINATION
        The  Company  and  the  Union  agree  that  the

     operation or application of various provisions  of

     this   Agreement  shall   in  no   way  serve   to

     discriminate against any  individual with  respect

     to   his  compensation,   terms,  conditions,   or

     privileges of employment or  otherwise affect  his

     status as an employee because of such individual's

     age, race, color, creed, sex or national origin.

        When used in Agreement,  the masculine  pronoun

     shall be deemed to include the feminine equivalent

     thereof.



                      ARTICLE 17
                   DATE AND TERM -
                TERMINATION - AMENDMENT
17.1 Effective Date and Term
        This Agreement, when signed by the Company  and

     the    Local    Union    or    their    authorized

     representatives and approved by the  International

     Office of the Union, shall take effect as of  June

     1, 1994  with increased  wages to  take effect  in

     accordance  with  the Schedule  of Wages  appended

     hereto and made a part hereof, and shall remain in

     effect through May 31, 1997.  It shall continue in

     effect from year to year thereafter,  from June  1

     of each year through May 31 of the following year,

     unless  changed  or  terminated   in  the   manner

     provided herein.

17.2 Negotiations - Changes or Termination
        Either party  desiring to  change or  terminate

     this Agreement must notify the other in writing at

     least sixty (60)  days prior  to June  1st of  any

     year after 1995.  When notice for changes only  is
     given,  the  nature  of changes  desired shall  be

     specified in the notice; however,  the listing  of

     changes  shall  not preclude  submission of  other

     changes  desired  during  negotiation.    If   the

     parties cannot  agree upon  changes, either  party

     shall have a right to terminate the contract.

17.3 Amending Agreement During Term
        This Agreement shall be subject to amendment at

     any time by mutual consent of the parties hereto.

     Any such amendment agreed upon shall be reduced to

     writing, signed by the parties hereto and approved

     by the International Office of the Union.


IN TESTIMONY WHEREOF the parties hereto have executed this Agreement this day and year first above written.

For CONCORD ELECTRIC COMPANY

By/s/     Richard M. Heath
          Vice President and General Manager


For the employees of CONCORD ELECTRIC COMPANY covered by this Agreement and INTERNATIONAL BROTHERHOOD OF
ELECTRICAL WORKERS AND LOCAL UNION NO. 1837.


By/s/     Michael R. Paquet
          Chief Steward

By/s/     William D. Tarallo
          Business Manager

APPROVED International Office - I.B.E.W.

J.J.  Barry,    President  ___________________.    This
approval does not make the International a party to this agreement.


               CONCORD ELECTRIC COMPANY
                    RETIREMENT PLAN

        A retirement plan is provided for employees and

     is briefly  outlined below.   In  the event  there

     shall  be  enacted  state  or federal  legislation

     which conflict with the terms of  the below  plan,

     state or federal legislation will govern.

        The  word  "wages" as  hereinafter used,  shall

     mean  straight-time  wages, and  shall include  no

     daily or weekly overtime.

Eligibility
        Any employee of the Company shall or may retire

     on a retirement benefit subject to the  provisions

     and conditions hereinafter set forth:

     1.   An employee who has attained the Normal

          Retirement Date (first  day of  the month  in

          which occurs an employee's 65th birthday) and

          ceases active service with the Company  shall

          be entitled to a pension.

     2.   An employee shall be entitled to retire

          before attaining the age  of sixty-five  (65)

          years  if  the  employee  becomes  unable  to

          perform such employee's work for the  Company

          because of a permanent disability.  In  order

          to be eligible for a  disability pension  the

          employee must:

          a.   Be totally disabled
          b.   The disability must continue for at least six (6) months.
          c. The employee must be at least thirty-eight (38) years of age with twenty (20) years of Vested Service.
          d. He must qualify for disability benefits under the Social Security Act in effect at the time.
          e. The disability must not have been incurred while the employee was engaged in:

               (1)     criminal act
               (2)     service in the armed forces
               (3)     habitual drunkenness or addiction to a narcotic
               (4)     intentional self-inflicted injury
               (5) act or disease resulting during the course of employment with an employer other than the company

        Further,  that  the disability  pension may  be

     discontinued  should  the  employee  refuse to  be

     examined by a physician designated by  the Plan.

     The pension would be computed on the basis of  the

     accrual  to  date  of  such  retirement  with   no

     actuarial reduction.

     3.   An employee with fifteen (15) years of Vested

          Service and who has  attained age  fifty-five

          (55)  may  elect  to  retire   on  an   Early

          Retirement Date, which may be  the first  day

          of  any   month  thereafter   prior  to   the

          employee's   normal   Retirement  Date.   The

          Company requests that  the  employee notify

          the Company in writing at  least ninety  (90)

          days  prior  to  such  date  of intention  to

          retire early.

Determination of Amount of Normal Retirement Benefits

     A.   Basis
        The basis for the computation of the amount  of

     the  retirement  benefit shall  be the  employee's

     average   monthly   wages   for  any   consecutive

     five-year period during the employee's last twenty

     (20) years of Credited  Service, whichever  amount

     is larger.

     B.   Amount
        Based upon average monthly wages determined  as

     above stated, the employee shall be eligible for a

     monthly  retirement  benefit  payable in  advance,

     computed as follows:

     1.   For each of the first twenty full years of

          Credited Service - 2% (two  percent) of  said

          average monthly wage.

     2.   For each full year of Credited Service in

          excess of twenty full years and not in excess

          of thirty full years - an additional 1%  (one

          percent) of said average monthly wages.


     3.   For each full year of Credited Service in

          excess of thirty years - an additional 1/2 of

          1% (one-half percent) of said average monthly

          wages reduced by:

     4.   Fifty percent (50%) of such employee's

          Primary Social Security Benefit Payable under

          the Federal Social Security Act in effect  on

          December 31, 1970: and

     5.   The amount of monthly retirement benefit, if

          any,  to  which  he  is  entitled  under  any

          retirement  plan  maintained   by  a   former

          employer for which credit is given under  the

          Plan.

Determination of Amount of Early Retirement Benefits

          The monthly amount of Early Retirement

     Benefit  payable to  an employee  retiring on  his

     Early  Retirement  Date  shall  be  equal  to  the

     employee's  Normal  Retirement  Benefit  based  on

     Credited  Service  to his  Early Retirement  Date,

     reduced on the basis of the following schedule:

                                     Early Retirement
      Early     Percent Reduction of Expressed as % of
   Retirement     Normal Retirement  Normal Retirement
       Age             Benefits          Benefits
       64                 0%               100%
       63                 0%               100%
       62                 0%               100%
       61                 0%               100%
       60                 0%               100%
       59                 5%               95%
       58                10%               90%
       57                15%               85%
       56                20%               80%
       55                25%               75%

Normal Form of Benefits
     A.   Monthly Annuity for Life

        An employee who is unmarried at retirement will

     receive a retirement benefit as a monthly  annuity

     for as long as the employee lives.  Upon death, no

     death benefits will be payable to any beneficiary.


     B.   Joint and Survivor Annuity with Spouse
        An employee who  is married  at retirement  and

     who  does  not  elect  to  receive the  retirement

     benefit as a monthly annuity for life,  or as  one

     of the Optional Forms of Benefits, will receive an

     actuarial  reduced  benefit  for  as  long as  the

     employee lives with  fifty percent  (50%) of  such

     reduced  benefit  payable  after   death  to   the

     employee's  spouse  for  as  long  as such  spouse

     lives.    The  reduction  is based  upon the  life

     expectancies  of the  employee and  spouse on  the

     employee's retirement date.

Optional Form of Benefits
     A.   Contingent Annuitant Option
        An   employee   may  elect,   instead  of   his

     retirement benefit as heretofore provided, to have

     reduced retirement benefits made commencing on the

     employee's retirement  date and  after death  such

     reduced payments, or any lesser amount selected by

     the employee, will be continued to the  designated

     beneficiary, if living after the employee's death,

     for the beneficiary's lifetime.

     B.   Ten (10) Year Certain and Life Annuity
        An  employee  may  elect  that  the  retirement

     benefit,  payable  on  the  retirement  date,   be

     reduced with the guarantee that not less than  one

     hundred and twenty (120) monthly payments will  be

     made either to the employee or the named surviving

     beneficiary who survives him.

     C.   Five (5) Year Certain and Life Annuity
        An  employee  may  elect  that  the  retirement

     benefit,  payable  on  the  retirement  date,   be

     reduced  with  the  guarantee that  not less  than

     sixty (60) monthly payments will be made either to

     the employee or the  named surviving  beneficiary.

     If   any  of the  above options  are elected,  the

     provisions for a minimum annual retirement benefit

     shall only apply prior to any reductions under the

     above options.

Minimum Company Contribution to Retirement Benefit
        In no event will the Company  pay any  employee

     who  retires  with  fifteen (15)  years of  Vested

     Service  an  annual normal  retirement benefit  of

     less than $1,200 in addition to such sums, if any,

     as the employee may receive as "Primary  Insurance

     Benefits" under  the Federal  Social Security  Act

     and as unemployment compensation.

Spouse's Benefits
        A  spouse's  Benefit  shall  be  payable to  an

     employee's spouse in the event  of the  employee's

     death  prior  to  the   Normal  Retirement   Date,

     provided  at least  fifteen (15)  years of  Vested

     Service was completed and has been married to  the

     surviving spouse for at least one (1) year.

        The  monthly  amount  of  the Spouse's  Benefit

     shall  be  one-half  of the  amount of  Retirement

     Benefit  which  would  have been  payable had  the

     deceased employee  retired, rather  than died,  on

     the  day before  death, reduced,  however, by  one

     percent (1%) for each full year in  excess of  two

     (2) by which  the deceased  employee's age  exceed

     his Spouse's age.

        A minimum of fifty dollars  ($50.00) per  month

     shall be payable.

        Spouse's Benefit payments shall terminate  with

     the last payment due preceding death.

Deferred Termination Benefit
        An employee who terminates his employment after

     five (5) or more years of Vested Service shall  be

     entitled to a Deferred  Termination Benefit  equal

     to that portion of his  Normal Retirement  Benefit

     accrued to the date employment terminates.

        A Deferred Termination  Benefit shall  commence

     on an employee's Normal Retirement Date.  However,

     a  terminated  employee  who   has  attained   age

     fifty-five (55) and  has completed  fifteen (15)

     years of  Vested Service,  may elect  to have  his

     benefit  commence  as  of the  date such  age is

     attained.


        The  specific  details of  the retirement  plan

     will  be  as  described  in  the  retirement  plan

     documents.  In the event of  any conflict  between

     this  summary  and  the  Plan  Document, The  Plan

     Document will govern.  While  the Company  expects

     to continue indefinitely the benefits provided for

     under the retirement plan, it  agrees to  continue

     them only for the term  of the  Contract with  the

     employees of the Concord Electric Company  covered

     by the Agreement and the International Brotherhood

     of Electrical Workers  and Local  Union No.  1837,

     Unit #1, dated June 1, 1994.

        In the event there shall be enacted after  June

     1,  1994,  state  or  federal  legislation   which

     conflicts with the Pension Plan (Group  Insurance)

     provisions, outlined above, the  state or  federal

     legislation will govern.

CONCORD ELECTRIC COMPANY

                    GROUP INSURANCE
There shall be maintained a Group Life Insurance and Group Accident and Sickness program with the following benefits:
Term Life Insurance Plan
        Employees are eligible for group life insurance

     coverage  equivalent  to  two  times  their  basic

     annual wages (basic hourly wage time 2080) reduced

     to the next lower full thousand, up  to a  maximum

     of    $50,000.    Concord  Electric  Company  pays

     insurance premium cost.

Accidental Death And Dismemberment
        Employees are eligible for accidental death and

     dismemberment coverages up to a maximum of $5,000.

        Concord Electric Company pays insurance premium

     cost.

Comprehensive Medical Plan
        A Comprehensive  Medical Plan  is provided  for

     employees  and  their eligible  dependents and  is

     briefly outlined as follows:

     A.   Deductible:  Subscriber is responsible for

          first $100 of "covered medical expenses"  for

          each  member  each  calendar  year,  with   a

          maximum of three deductibles per family  each

          calendar year.

     B.   Coinsured:  Program pays 80% of first $2,000

          of "covered  medical expenses"  in excess  of

          deductible  for  each  member  each  calendar

          year.

     C.   Paid-In-Full:  "Covered medical expenses" in

          excess  of  the  coinsured  amount  and   the

          deductible are paid-in-full for the remainder

          of the calendar year.

     D.   Maximums:  Maximum lifetime benefit per

          member   is  $1,000,000   (benefit  for   the

          outpatient  treatment of  mental and  nervous

          disorders is limited to $5,000 per calendar
          year, lifetime maximum of $10,000).  Maximum

          out-of-pocket cost for "covered medical

          expenses" is $500 per member each calendar

          year.

        Covered medical expenses include charges  which

     are   medically  necessary,   usual,  customary

     reasonable, and  not specifically  limited by  the

     insurance contract.

Group Dental Plan
        Group  Dental  Care Insurance  is provided  for

     employees  and  their eligible  dependents and  is

     briefly outlined as follows:

        Deductible

          There is one $25.00 deductible per person per

     Calendar Year with a maximum of $75.00 per  family

     each  Calendar  Year.   This  deductible does  not

     apply  to  Coverage I  and IV  benefits, but  does

     apply to Coverage II and III benefits.

     Coverage I - Diagnostic and Preventative, 100%
Payment.
          Diagnostic
               Initial Examination;
               Examinations to determine the required dental treatment two times in a calendar year;
               Full Mouth/Panorex X-Rays once in a three (3)
                     year period;
               Bitewing X-Rays once in a calendar year;
               X-Rays of individual teeth as necessary.
          Preventative
               Cleanings two (2) times in a calendar year;
               Fluoride - once in a calendar year (age limit 19);
               Space Maintainers.
     Coverage II - Restorative, after deductible, 80% paid by insurance, 20% paid by patient.
          Amalgam, Silicate and Acrylic restorations;
          Oral Surgery - Extractions;
          Endodontics - Pupal therapy; root canal therapy;
          Periodontics -Treatment of gum disease, includes
               periodontal cleanings;
          Denture Repair - Repair of removable denture to
               its original condition;
          Emergency Treatment - Palliative.

     Coverage III - After deductible, 50% paid by insurance, 50% by patient.
        Crowns and build-ups for crowns;

        First placement of inlays and bridges;

        First placement of partial or full dentures.

     Coverage IV - Orthodontia, 50% paid by insurance, 50% paid by patient. Maximum Contract Year Benefit -
        The maximum amount which the plan  will pay  is

     $750 per person  per Calendar  Year.   Orthodontia

     lifetime maximum is $1,000 per person.

        This  benefit  summary  is  for   informational

     purposes only.   The benefits  are described  more

     fully  in  the applicable  master group  insurance

     policy.    The   extent  of   coverage  for   each

     individual  is  governed  at  all  times  by  that

     document.  In the  event of  any conflict  between

     this  summary  and  the plan  documents, the  plan

     document will govern.

        While   the   Company   expects   to   continue

     indefinitely  the  benefits  provided under  these

     plans, it  agrees to  continue them  only for  the

     term  of the  Contract with  employees of  Concord

     Electric  Company  covered  by  the Agreement  and

     International  Brotherhood  of Electrical  Workers

     and Local Union No. 1837, dated June 1, 1994.

               MUTUAL WORKING AGREEMENT
                        BETWEEN
               CONCORD ELECTRIC COMPANY
                          AND
               IBEW LOCAL UNION NO. 1837


Utility Maintenance Worker

        It is agreed that  the hours  of this  position

     may  deviate  from  those outlined  in Article  3,

     Section 3.1 of the current  Contract, upon  mutual

     agreement  by  the  Union  and the  Company.   The

     change in hours would be 7 a.m. to 3  p.m. on  any

     given workday (s), Monday through Friday.   Either

     party to this agreement  can choose  to revert  to

     the contractual hours without  the mutual  consent

     of the other party  at any  time, with  reasonable

     notice, unless an emergency situation arises.



     Signed:



     By/s/     Michael R. Paquet              Date:  May 25, 1994
               Chief Steward

     By/s/     Thomas L. Biklen               Date:   May 25, 1994
               Operations Manager

                                              EXHIBIT A

               CONCORD ELECTRIC COMPANY
                   SCHEDULE OF WAGES

     Pay Period May 29, 1994 through May 31, 1997
   Contract Period June 1, 1994 through May 31, 1997

                                Rate Effective
                         5/29/94    5/28/95    5/26/96
Line Department
    Lineworker I - RG     20.06      20.71      21.33
    34.5 kV
    Utility LineworkerI   19.86      20.49      21.09
    Lineworker I          19.46      20.09      20.69
    Lineworker II
    Fourth 6 months       16.73      17.27      17.79
    Third 6 months        16.01      16.53      17.03
    Second 6 months       15.21      15.70      16.17
    First 6 months        17.78      15.26      15.72
    Lineworker III
    Second 6 months       14.17      14.63      15.07
    First 6 months        13.32      13.75      14.16
    Lineworker
    Apprentice
    Second 6 monhts       13.10      13.53      13.94
    First 6 months        12.89      13.31      13.71
Meter Department
    Meter Mechanic I      17.64      18.21      18.76
    Meter Mechanic II
       (Third 16          15.20      15.69      16.16
        months)
    Meter Mechanic III
       (Second 16         13.83      14.28      14.71
        months)
    Meter Mechanic
    Apprentice
       (First 12          12.35      12.75      13.13
        months)
    Operation             16.73      17.27      17.79
    Technician I
    Operation
    Technician II
       (Second 16         14.99      15.48      15.94
        months)
    Operation
    Apprentice
       (First 12          13.46      13.90      14.32
        months)
Meter Readers
    Meter Reader I        13.68      14.12      14.54
    Meter Reader II
       (First 12          13.04      13.46      13.86
        months)
Station Attendant
    Station Attendant I   16.04      16.56      17.06
    Station Attendant II  15.39      15.89      16.37
Maintenance
Department
    Automobile            17.09      17.65      18.18
    Mechanic I
    Maintenance Worker    14.54      15.01      15.46
    Utility               14.00      14.46      14.89
    Maintenance Worker
Stockroom
    Stockclerk I          13.68      14.12      14.54
    Stockclerk II
       (First 12          12.11      12.50      12.88
        months)
Office
    Operation Office Clerk10.05      10.38      10.69


                                              EXHIBIT B
                                            Page 1 of 2


                    DUES DEDUCTION

        I hereby authorize and direct Concord  Electric

     Company to deduct  union membership  dues from  my

     pay on a weekly basis.

        The  amount  of  dues  to be  deducted will  be

     determined by the Chief  Steward of  the Union  in

     accordance with the  by-laws of  Local Union  1837

     and   the   Constitution   of  the   International

     Brotherhood of Electrical Workers.

        The Chief Steward  will notify  the Company  in

     writing of the specific amount to be deducted  for

     each Union member.

        The Company will  notify the  Chief Steward  of

     the  Local  Union prior  to, or  contemporaneously

     with, any permanent hourly rate change of a  Union

     member  that  occurs  during  the  life  of   this

     agreement.

        The Chief Steward shall notify  the Company  in

     writing of any change in the amount to be deducted

     for any Union member and such  change will  become

     effective with such member's next pay check.


                                              EXHIBIT B

   IBEW L0CAL 1837 DUES AUTHORIZATION AND DEDUCTIONS

              Weekly
    Member     Duess         Member's Signature     Date
























I CERTIFY THESE AMOUNTS ARE CORRECT AND IN ACCORDANCE
WITH THE BY-LAWS OF LOCAL UNION 1837 AND THE
CONSTITUTION OF IBEW.

     ______________________________   Date  ________________
          Chief Steward
